Exhibit 21.1
The following is a list of the subsidiaries of KKR & Co. Inc. as of December 31, 2024.
Subsidiaries of the Registrant

Name	Jurisdiction
2023 Bear Holdings LLC	Delaware
76KK	Japan
9W Halo Parent LLC	Delaware
Accordia Life and Annuity Company	Iowa
Aerosmith Holdings LLC	Delaware
Alamo GP LLC	Delaware
Allstar Co-Invest GP LLC	Delaware
ASF Walter Co-Invest GP Limited	Cayman Islands
Avoca Capital Jersey Unlimited	Jersey
Avoca Capital Property Unlimited Company	Ireland
Avoca Capital Unlimited Company	Ireland
Bobcat Funded 2021-A Holdings LLC	Delaware
Bobcat Funded 2021-A Investors L.P.	Ontario
Brunswick Asset Holdings (Overseas) LLC	Delaware
Brunswick Asset Holdings LLC	Delaware
Bulldog Investment Holdings GP LLC	Delaware
Cape Verity I, Inc.	Iowa
Cape Verity III, Inc.	Iowa
Capstone Europe Limited	England & Wales
Capstone Limited	Jersey
Capstone Purchasing LLC	Delaware
Cavalry Feeder GP LLC	Delaware
Clover Debt Aggregator A GP LLC	Delaware
Coastal Oak Infrastructure Partners GP LLC	Delaware
Commonwealth Annuity & Life Insurance Company	Massachusetts
CPS (Lux) S.à r.l.	Luxembourg
CPS (US) LLC	Delaware
CPS Associates (Lux) SCSp	Luxembourg
CPS Associates (US) L.P.	Delaware
CPS Associates L.P.	Cayman Islands
CPS GP Limited	Cayman Islands
DBE Solar Holdco LLC	Delaware
E1 Investment GP LLC	Delaware
Echo Holdings GP Limited	Cayman Islands
Electron IM Pte. Ltd.	Singapore
Electron Pte. Ltd.	Singapore
Elephant Investment Holdings GP LLC	Delaware
Emporium Holdco Inc.	Delaware
Emporium TPO, LLC	Delaware
eRESI Capital Holdco LLC	Delaware
eRESI Capital LLC	Delaware
eRESI Holdings Inc.	Delaware
Page | 1

Name	Jurisdiction
eRESI Mortgage LLC	Delaware
Esoteric I Pte. Ltd.	Singapore
Europe VI Opportunistic Investors GP LLC	Delaware
EXL Solar HoldCo, LLC	Delaware
Fan Co-Invest GP Limited	Cayman Islands
Fan Investors GP Limited	Cayman Islands
Fan Investors L.P.	Cayman Islands
Fan Investors Limited	Cayman Islands
First Allmerica Financial Life Insurance Company	Massachusetts
FK Asia IV Investment Aggregator GP LLC	Delaware
FK Investment Aggregator GP LLC	Delaware
FK Investment Capital GP LLC	Delaware
FK Investment Funding 2 GP LLC	Delaware
FK Investment Funding GP LLC	Delaware
FK Investment GP LLC	Delaware
FK Investment Intermediate GP LLC	Delaware
ForeLife Agency, Inc.	Indiana
Forethought Life Insurance Company	Indiana
GA - Industrial Holdco LLC	Delaware
GA - Sunbelt Office Holdco LLC	Delaware
GA Global Solutions LLC	Delaware
GA Re Bermuda HoldCo Limited	Bermuda
GA Re US HoldCo, LP	Delaware
GA Risk Advisors, Inc.	Delaware
Global Atlantic (Fin) Company	Delaware
Global Atlantic Assurance Limited	Bermuda
Global Atlantic Distributors, LLC	Delaware
Global Atlantic Equipment Management, LLC	Delaware
Global Atlantic Financial Company	Delaware
Global Atlantic Financial Company Bermuda Limited	Bermuda
Global Atlantic Financial Group Limited	Bermuda
Global Atlantic Insurance Network LLC	Delaware
Global Atlantic Investment Advisors, LLC	Indiana
Global Atlantic Limited (Delaware)	Delaware
Global Atlantic Re Limited	Bermuda
Global Atlantic Risk Advisors, L.P.	Delaware
Global Vessel Solutions GP LLC	Delaware
Gotham Issuer, LLC	Delaware
Gotham Re, Inc.	Vermont
Helios Co-Invest GP Limited	Cayman Islands
HTSK Investment GP LLC	Delaware
Husky Funded 2021-A Holdings LLC	Delaware
Husky Funded 2021-A Investors L.P.	Ontario
Independence Energy Aggregator GP LLC	Delaware
Independence Energy Co-Invest GP LLC	Delaware
Indigrid Investment Managers Limited	India
Infinity Transportation Equipment Leasing, LLC	Delaware
Infrastructure IV Opportunistic Investors GP LLC	Delaware
Page | 2

Name	Jurisdiction
JA Investment GP LLC	Delaware
K-India Operations Pte. Ltd.	Singapore
K-Series Infra GP LLC	Delaware
K-Series Infra Holdings L.P.	Delaware
K-Series PE GP LLC	Delaware
K-Series PE Holdings L.P.	Delaware
K-Star Asset Corp.	Delaware
K-Star Asset Management LLC	Delaware
K-Star EMEA Asset Management Designated Activity Company	Ireland
K-Star Holdings LLC	Delaware
KAM Advisors LLC	Delaware
KAM Credit Advisors LLC	Delaware
KAM Fund Advisors LLC	Delaware
Kappa Holdings Ltd.	Cayman Islands
KBP Investment GP LLC	Delaware
KBP Investment GP 2 LLC	Delaware
KBP Investment GP 3 LLC	Delaware
Keats Infrastructure Partners GP LLC	Delaware
KFH III Holdings Ltd.	Cayman Islands
KFN HG Hotel Feeder LLC	Delaware
KFN Midland Feeder LLC	Delaware
KFN Osprey Feeder LLC	Delaware
KFN Pelican 1 Feeder LLC	Delaware
KFN Sullivan Feeder LLC	Delaware
KFN WTC Oahu Feeder LLC	Delaware
KFN YTC Feeder LLC	Delaware
KIC Investment GP LLC	Delaware
Kicking Horse Investment Holdings GP LLC	Delaware
KIMM GP LLC	Delaware
KIOPL Management Solutions India Private Limited	India
KJR Management	Japan
KJS Alternative Holdings LLC	Delaware
KKR & Co. GP LLC	Delaware
KKR & Co. L.L.C.	Delaware
KKR (Cayman) Limited	Cayman Islands
KKR (H) Co-Investments GP Limited	Cayman Islands
KKR 2006 AIV GP LLC	Delaware
KKR 2006 AIV Limited	Cayman Islands
KKR 2006 GP LLC	Delaware
KKR 2006 Limited	Cayman Islands
KKR 8 NA Limited	Cayman Islands
KKR Abacus Co-Invest GP LLC	Delaware
KKR Abadi Co-Investment Holdings Ltd.	Cayman Islands
KKR Abadi Co-Investments Limited	Cayman Islands
KKR ABFP Holding Limited	Cayman Islands
KKR ABFP II (EEA) S.à r.l.	Luxembourg
KKR ABFP II Investment Holdings GP LLC	Delaware
Page | 3

Name	Jurisdiction
KKR ABFP II LLC	Delaware
KKR ABFP S.à r.l.	Luxembourg
KKR ACOF II Investment Holdings GP LLC	Delaware
KKR ACOF II S.à r.l.	Luxembourg
KKR Alda Co-Invest GP LLC	Delaware
KKR Alps Corporate Holdings LLC	Delaware
KKR Alps Fund Holdings SCSp	Luxembourg
KKR Alps Holdings S.à r.l.	Luxembourg
KKR Alps Investors L.P.	Delaware
KKR Alternative Assets L.P.	Delaware
KKR Alternative Assets Limited	Cayman Islands
KKR Alternative Assets LLC	Delaware
KKR Alternative Investment Management Unlimited Company	Ireland
KKR Americas Fund XII (Credit) A GP LLC	Delaware
KKR Americas Fund XII (Credit) B GP LLC	Delaware
KKR Americas Fund XII (Credit) C GP LLC	Delaware
KKR Americas XII AIV GP LLC	Delaware
KKR Americas XII EEA Limited	Cayman Islands
KKR Americas XII EEA LLC	Delaware
KKR Americas XII Limited	Cayman Islands
KKR Amethyst Co-Investments GP LLC	Delaware
KKR AMG Co-Invest GP LLC	Delaware
KKR Anchor Co-Invest GP LLC	Delaware
KKR Anne Co-Invest GP LLC	Delaware
KKR AP Infrastructure AIV GP LLC	Delaware
KKR AP Infrastructure Holdings Limited	Cayman Islands
KKR AP Infrastructure II (Japan) AIV (HK) Limited	Hong Kong
KKR AP Infrastructure II (Japan) AIV GP LLC	Delaware
KKR AP Infrastructure II AIV GP LLC	Delaware
KKR AP Infrastructure II ESC SBS GP LLC	Delaware
KKR AP Infrastructure II Holdings LLC	Delaware
KKR AP Infrastructure II S.à r.l.	Luxembourg
KKR AP Infrastructure III S.à r.l.	Luxembourg
KKR AP Infrastructure S.à r.l.	Luxembourg
KKR APP S.à r.l.	Luxembourg
KKR Apple Co-Invest GP LLC	Delaware
KKR Aqueduct Co-Invest GP LLC	Delaware
KKR Ardor Co-Invest GP LLC	Delaware
KKR AREP II LLC	Delaware
KKR AREP II S.à r.l.	Luxembourg
KKR Ascend Co-Invest GP Limited	Cayman Islands
KKR Ascendant AIV GP LLC	Delaware
KKR Ascendant AIV Holdings LLC	Delaware
KKR Ascendant ESC SBS GP LLC	Delaware
KKR Ascendant Holdings LLC	Delaware
KKR Ascendant Private Investors GP LLC	Delaware
KKR Ascendant S.à r.l.	Luxembourg
KKR Ascent Co-Invest GP LLC	Delaware
Page | 4

Name	Jurisdiction
KKR ASF Walter PE Limited	Cayman Islands
KKR Asia Climate LLC	Delaware
KKR Asia Climate SBS GP LLC	Delaware
KKR Asia Credit Opportunities Holdings Limited	Cayman Islands
KKR Asia Credit Opportunities S.à r.l.	Luxembourg
KKR Asia II Japan AIV Limited	Cayman Islands
KKR Asia II Limited	Cayman Islands
KKR Asia III Delaware AIV LLC	Delaware
KKR Asia III Holdings Limited	Cayman Islands
KKR Asia III Japan AIV Limited	Hong Kong
KKR Asia III S.à r.l.	Luxembourg
KKR Asia IV Holdings Limited	Cayman Islands
KKR Asia IV Japan AIV (Delaware) LLC	Delaware
KKR Asia IV Japan AIV (HK) Limited	Hong Kong
KKR Asia IV Japan AIV Limited	Hong Kong
KKR Asia IV Korea AIV LLC	Delaware
KKR Asia IV S.à r.l.	Luxembourg
KKR Asia Limited	Hong Kong
KKR Asia Limited	Cayman Islands
KKR Asia LLC	Delaware
KKR Asia Next Gen Tech Fund LLC	Delaware
KKR Asia NGT ESC SBS GP LLC	Delaware
KKR Asia NGT Japan AIV Limited	Hong Kong
KKR Asia NGT Korea AIV (Delaware) LLC	Delaware
KKR Asia NGT S.à r.l.	Luxembourg
KKR Asia Property Partners Holdings LLC	Delaware
KKR Asia Tactical Credit Holdings LLC	Delaware
KKR Asia Tactical Credit S.à r.l.	Luxembourg
KKR Asian Fund (Ireland) GP Limited	Ireland
KKR Asset Management (International) Partners LLP	Delaware
KKR Asset Management Ltd	England & Wales
KKR Associates 2006 (Overseas) AIV L.P.	Cayman Islands
KKR Associates 2006 (Overseas), Limited Partnership	Cayman Islands
KKR Associates 2006 AIV L.P.	Delaware
KKR Associates 2006 L.P.	Delaware
KKR Associates 8 NA L.P.	Cayman Islands
KKR Associates Abadi Co-Investments L.P.	Cayman Islands
KKR Associates ABFP II (EEA) SCSp	Luxembourg
KKR Associates ABFP II L.P.	Delaware
KKR Associates ABFP SCSp	Luxembourg
KKR Associates ACOF II (AIV) LLC	Delaware
KKR Associates ACOF II SCSp	Luxembourg
KKR Associates Americas XII AIV L.P.	Delaware
KKR Associates Americas XII L.P.	Cayman Islands
KKR Associates AP Infra II AIV (AUS) I S.à r.l.	Luxembourg
KKR Associates AP Infra II AIV (AUS) II S.à r.l.	Luxembourg
KKR Associates AP Infrastructure AIV L.P.	Delaware
KKR Associates AP Infrastructure II (Japan) AIV L.P.	Ontario
Page | 5

Name	Jurisdiction
KKR Associates AP Infrastructure II AIV L.P.	Delaware
KKR Associates AP Infrastructure II SCSp	Luxembourg
KKR Associates AP Infrastructure III SCSp	Luxembourg
KKR Associates AP Infrastructure SCSp	Luxembourg
KKR Associates AREP AIV (AUS) S.à r.l.	Luxembourg
KKR Associates AREP II AIV (AUS) S.à r.l.	Luxembourg
KKR Associates AREP II SCSp	Luxembourg
KKR Associates Ascendant AIV L.P.	Delaware
KKR Associates Ascendant SCSp	Luxembourg
KKR Associates ASF Walter PE L.P.	Cayman Islands
KKR Associates Asia (Japan) L.P.	Cayman Islands
KKR Associates Asia Climate Feeder Limited	Hong Kong
KKR Associates Asia Climate L.P.	Delaware
KKR Associates Asia Credit Opportunities SCSp	Luxembourg
KKR Associates Asia II Japan AIV L.P.	Cayman Islands
KKR Associates Asia II L.P.	Cayman Islands
KKR Associates Asia III Delaware AIV L.P.	Delaware
KKR Associates Asia III Japan AIV L.P.	Cayman Islands
KKR Associates Asia III SCSp	Luxembourg
KKR Associates Asia IV Japan AIV L.P.	Ontario
KKR Associates Asia IV Japan AIV 2 L.P.	Ontario
KKR Associates Asia IV Korea AIV L.P.	Ontario
KKR Associates Asia IV SCSp	Luxembourg
KKR Associates Asia L.P.	Cayman Islands
KKR Associates Asia NGT Japan AIV L.P.	Ontario
KKR Associates Asia NGT Korea AIV L.P.	Delaware
KKR Associates Asia NGT SCSp	Luxembourg
KKR Associates Asia Property Partners SCSp	Luxembourg
KKR Associates Asia Tactical Credit GP SCSp	Luxembourg
KKR Associates Cardinal Credit Opportunities GP L.P.	Delaware
KKR Associates Cardinal Credit Opportunities LLC	Delaware
KKR Associates CDP PE L.P.	Cayman Islands
KKR Associates China Growth L.P.	Cayman Islands
KKR Associates CIF II SCSp	Luxembourg
KKR Associates CIP AIV L.P.	Delaware
KKR Associates CIP SCSp	Luxembourg
KKR Associates CIS Global L.P.	Cayman Islands
KKR Associates Concentrated Credit (Q) LLC	Delaware
KKR Associates Core International (A) SCSp	Luxembourg
KKR Associates CP SCSp	Luxembourg
KKR Associates Credit 2023 SCSp	Luxembourg
KKR Associates Credit Select L.P.	Cayman Islands
KKR Associates CS I L.P.	Cayman Islands
KKR Associates CS II L.P.	Cayman Islands
KKR Associates CS III L.P.	Cayman Islands
KKR Associates CS V L.P.	Delaware
KKR Associates CS VIII L.P.	Cayman Islands
KKR Associates CS IX L.P.	Cayman Islands
Page | 6

Name	Jurisdiction
KKR Associates CS X L.P.	Cayman Islands
KKR Associates Custom Equity Opportunities (AIV) L.P.	Cayman Islands
KKR Associates Custom Equity Opportunities L.P.	Cayman Islands
KKR Associates Dislocation Opportunities SCSp	Luxembourg
KKR Associates Diversified Core Infrastructure SCSp	Luxembourg
KKR Associates E2 L.P.	Cayman Islands
KKR Associates EIGF II LLC	Delaware
KKR Associates EIGF L.P.	Delaware
KKR Associates EIGF TE L.P.	Delaware
KKR Associates Empire REPA IV Co-Investments L.P.	Delaware
KKR Associates Enhanced European Direct Lending SCSp	Luxembourg
KKR Associates Enhanced US Direct Lending SCSp	Luxembourg
KKR Associates Europe II, Limited Partnership	Alberta
KKR Associates Europe III, Limited Partnership	Cayman Islands
KKR Associates Europe IV L.P.	Cayman Islands
KKR Associates Europe V SCSp	Luxembourg
KKR Associates Europe VI SCSp	Luxembourg
KKR Associates European Direct Lending SCSp	Luxembourg
KKR Associates GCOF GP Ltd.	Cayman Islands
KKR Associates GFIP L.P.	Cayman Islands
KKR Associates Global Climate AIV L.P.	Delaware
KKR Associates Global Climate SCSp	Luxembourg
KKR Associates Global Credit Opportunities GP L.P.	Cayman Islands
KKR Associates Global Impact II SCSp	Luxembourg
KKR Associates Global Impact SCSp	Luxembourg
KKR Associates Group GP LLC	Delaware
KKR Associates Group L.P.	Cayman Islands
KKR Associates HCSG AIV L.P.	Delaware
KKR Associates HCSG II AIV L.P.	Delaware
KKR Associates HCSG II SCSp	Luxembourg
KKR Associates HCSG L.P.	Delaware
KKR Associates Indigo Equity Partners L.P.	Delaware
KKR Associates Indigo Holdings L.P.	Delaware
KKR Associates Infrastructure (AIV) L.P.	Delaware
KKR Associates Infrastructure II AIV L.P.	Delaware
KKR Associates Infrastructure II L.P.	Cayman Islands
KKR Associates Infrastructure III AIV SCSp	Luxembourg
KKR Associates Infrastructure III SCSp	Luxembourg
KKR Associates Infrastructure IV AIV L.P.	Delaware
KKR Associates Infrastructure IV SCSp	Luxembourg
KKR Associates Infrastructure L.P.	Cayman Islands
KKR Associates Infrastructure V AIV L.P.	Delaware
KKR Associates Infrastructure V SCSp	Luxembourg
KKR Associates IUH L.P.	Delaware
KKR Associates JREP (USD) L.P.	Cayman Islands
KKR Associates JREP (USD) Ltd.	Cayman Islands
KKR Associates JREP L.P.	Cayman Islands
KKR Associates JREP Ltd.	Cayman Islands
Page | 7

Name	Jurisdiction
KKR Associates K-Trust A LLC	Delaware
KKR Associates K-Trust B LLC	Delaware
KKR Associates K-Trust C LLC	Delaware
KKR Associates Lending Europe II SCSp	Luxembourg
KKR Associates Lending Europe III SCSp	Luxembourg
KKR Associates Lending Europe L.P.	Cayman Islands
KKR Associates Lending II L.P.	Delaware
KKR Associates Lending III L.P.	Delaware
KKR Associates Lending IV L.P.	Delaware
KKR Associates Lending IV SCSp	Luxembourg
KKR Associates Lending L.P.	Delaware
KKR Associates LR Energy L.P.	Cayman Islands
KKR Associates Mexico Co-Investments LLC	Delaware
KKR Associates Mezzanine I L.P.	Delaware
KKR Associates Millennium (Overseas), Limited Partnership	Alberta
KKR Associates Millennium L.P.	Delaware
KKR Associates Milton Opportunistic Credit, LLC	Delaware
KKR Associates Milton Real Assets Strategic L.P.	Cayman Islands
KKR Associates Milton Real Estate L.P.	Cayman Islands
KKR Associates Milton Strategic L.P.	Cayman Islands
KKR Associates NGT AIV L.P.	Delaware
KKR Associates NGT II AIV L.P.	Delaware
KKR Associates NGT II SCSp	Luxembourg
KKR Associates NGT III SCSp	Luxembourg
KKR Associates NGT L.P.	Cayman Islands
KKR Associates North America XI AIV L.P.	Delaware
KKR Associates North America XI L.P.	Cayman Islands
KKR Associates North America XIII AIV L.P.	Delaware
KKR Associates North America XIII SCSp	Luxembourg
KKR Associates North America XIV SCSp	Luxembourg
KKR Associates NR I L.P.	Delaware
KKR Associates NR II L.P.	Delaware
KKR Associates NZSF L.P.	Cayman Islands
KKR Associates Opportunities II SCSp	Luxembourg
KKR Associates Opportunities III SCSp	Luxembourg
KKR Associates Opportunities Private Investors II-A LLC	Delaware
KKR Associates PCOP II (Offshore) L.P.	Cayman Islands
KKR Associates PCOP II L.P.	Delaware
KKR Associates Peregrine LLC	Delaware
KKR Associates PIP L.P.	Delaware
KKR Associates Principal Opportunities (Domestic) L.P.	Cayman Islands
KKR Associates Principal Opportunities (Offshore) L.P.	Cayman Islands
KKR Associates Principal Opportunities AIV (Domestic) L.P.	Cayman Islands
KKR Associates Principal Opportunities AIV (Offshore) L.P.	Cayman Islands
KKR Associates Principal Opportunities II (Domestic) L.P.	Cayman Islands
KKR Associates Principal Opportunities II (Offshore) L.P.	Cayman Islands
KKR Associates Property Partners Americas SCSp	Luxembourg
KKR Associates Property Partners Europe SCSp	Luxembourg
Page | 8

Name	Jurisdiction
KKR Associates RCP Europe SCSp	Luxembourg
KKR Associates RCP Europe II SCSp	Luxembourg
KKR Associates RE Asia SCSp	Luxembourg
KKR Associates Real Estate Opportunistic Credit Strategy LLC	Delaware
KKR Associates RECOI L.P.	Cayman Islands
KKR Associates RECOP (AIV) Ltd.	Cayman Islands
KKR Associates RECOP II L.P.	Cayman Islands
KKR Associates RECOP Ltd.	Cayman Islands
KKR Associates REPA AIV-3 L.P.	Delaware
KKR Associates REPA AIV-5 L.P.	Cayman Islands
KKR Associates REPA II L.P.	Delaware
KKR Associates REPA III SCSp	Luxembourg
KKR Associates REPA IV SCSp	Luxembourg
KKR Associates REPA L.P.	Delaware
KKR Associates REPE II SCSp	Luxembourg
KKR Associates REPE III SCSp	Luxembourg
KKR Associates REPE III UK REIT AIV LP	Ontario
KKR Associates REPE L.P.	Cayman Islands
KKR Associates RESDOC L.P.	Delaware
KKR Associates RESTAC L.P.	Delaware
KKR Associates ROX II SCSp	Luxembourg
KKR Associates RR-RW Credit LLC	Delaware
KKR Associates SA Master L.P.	Cayman Islands
KKR Associates Spark II L.P.	Delaware
KKR Associates Special Situations (Domestic) II L.P.	Cayman Islands
KKR Associates Special Situations (Domestic) L.P.	Cayman Islands
KKR Associates Special Situations (EEA) II Limited	Cayman Islands
KKR Associates Special Situations (Offshore) II L.P.	Cayman Islands
KKR Associates Special Situations (Offshore) L.P.	Cayman Islands
KKR Associates SPN L.P.	Cayman Islands
KKR Associates TFO L.P.	Cayman Islands
KKR Associates TMK Opp RE Credit SP L.P.	Ontario
KKR Associates TV SPN L.P.	Cayman Islands
KKR Associates US Direct Lending SCSp	Luxembourg
KKR AT Seeder LLC	Delaware
KKR Athena Co-Invest GP LLC	Delaware
KKR Athena Holdings GP LLC	Delaware
KKR Atlantic Co-Invest GP LLC	Delaware
KKR Aurora SP GP LLC	Delaware
KKR Australia Investment Management Pty Limited	Australia
KKR Australia Pty Limited	Australia
KKR Azur Co-Invest GP LLC	Delaware
KKR Banff Co-Invest GP LLC	Delaware
KKR Bespoke Co-Investments GP LLC	Delaware
KKR Biosimilar GP LLC	Delaware
KKR Bklyner Co-Invest GP LLC	Delaware
KKR Border to Coast Infrastructure (CFV) GP LLC	Delaware
KKR Brazil Aggregator GP LLC	Delaware
Page | 9

Name	Jurisdiction
KKR Brazil LLC	Delaware
KKR Brickman Co-Invest GP LLC	Delaware
KKR Bulldog Aggregator L.P.	Delaware
KKR Bulldog Co-Invest GP LLC	Delaware
KKR Byzantium Infrastructure Co-Invest GP Limited	Cayman Islands
KKR Canada LLC	Delaware
KKR Canada ULC	Nova Scotia
KKR Cape Co-Invest GP LLC	Delaware
KKR Capital Management LLC	Delaware
KKR Capital Markets (Ireland) Limited	Ireland
KKR Capital Markets Asia II Limited	Hong Kong
KKR Capital Markets Asia Limited	Hong Kong
KKR Capital Markets Holdco Limited	Jersey
KKR Capital Markets Holdings GP LLC	Delaware
KKR Capital Markets Holdings L.P.	Delaware
KKR Capital Markets II LLC	Delaware
KKR Capital Markets Japan Holdings LLC	Delaware
KKR Capital Markets Japan Ltd.	Japan
KKR Capital Markets Limited	England & Wales
KKR Capital Markets LLC	Delaware
KKR Capital Markets Partners LLP	England & Wales
KKR Capital Solutions LLC	Delaware
KKR Capstone Americas LLC	Delaware
KKR Capstone Asia Limited	Hong Kong
KKR Capstone Australia Pty Limited	Australia
KKR Capstone EMEA (International) LLP	Delaware
KKR Capstone EMEA LLP	England & Wales
KKR Capstone Germany GmbH	Germany
KKR Capstone Holdings LLC	Delaware
KKR Capstone India Operations Advisory Private Limited	India
KKR Capstone Japan Limited	Japan
KKR Capstone Korea Limited	Korea, Republic of
KKR Capstone Operations Advisory (Beijing) Company Limited	China
KKR Capstone Operations Advisory (Shanghai) Company Limited	China
KKR Capstone Singapore Pte. Ltd.	Singapore
KKR Caribou Co-Invest GP Limited	Cayman Islands
KKR Carmen Co-Invest GP LLC	Delaware
KKR Catalina GP LLC	Delaware
KKR Catalina Holdings L.P.	Delaware
KKR Cavalry Co-Invest GP LLC	Delaware
KKR CDP PE Limited	Cayman Islands
KKR Central Park Leasing Aggregator GP LLC	Delaware
KKR Charlie Co-Invest GP LLC	Delaware
KKR China Growth Limited	Cayman Islands
KKR CIF II ESC SBS GP LLC	Delaware
KKR CIF II Holdings LLC	Delaware
Page | 10

Name	Jurisdiction
KKR CIF II S.à r.l.	Luxembourg
KKR CIP AIV LLC	Delaware
KKR CIP Holdings AIV Limited	Cayman Islands
KKR CIP Holdings Limited	Cayman Islands
KKR CIP S.à r.l.	Luxembourg
KKR CIS Global Limited	Cayman Islands
KKR CK Co-Invest GP Limited	Cayman Islands
KKR CLO Equity Associates III SCSp	Luxembourg
KKR CLO Equity III S.à r.l.	Luxembourg
KKR Co-Invest GP Holdings L.P.	Delaware
KKR Co-Invest GP LLC	Delaware
KKR Colorado Co-Invest GP Limited	Cayman Islands
KKR Compass Co-Invest GP LLC	Delaware
KKR Connect Co-Invest GP LLC	Delaware
KKR Core (L) Holdings Limited	Cayman Islands
KKR Core (L) S.à r.l.	Luxembourg
KKR Core Associates (L) SCSp	Luxembourg
KKR Core Holdings LLC	Delaware
KKR Core International (A) Holdings LLC	Delaware
KKR Core International (A) S.à r.l.	Luxembourg
KKR Core Investors GP Limited	Cayman Islands
KKR Core Investors II GP Limited	Cayman Islands
KKR Core Investors II L.P.	Delaware
KKR Core Investors L.P.	Delaware
KKR Corporate Interests Inc.	Delaware
KKR Corporate Lending (CA) LLC	Delaware
KKR Corporate Lending (Cayman) Limited	Cayman Islands
KKR Corporate Lending (DE) 2 LLC	Delaware
KKR Corporate Lending (DE) LLC	Delaware
KKR Corporate Lending (TN) LLC	Delaware
KKR Corporate Lending (UK) LLC	Delaware
KKR Corporate Lending II LLC	Delaware
KKR Corporate Lending LLC	Delaware
KKR Corsa Co-Invest GP LLC	Delaware
KKR Count Co-Invest GP Limited	Cayman Islands
KKR CP Holdings LLC	Delaware
KKR CP Partners GP Limited	Cayman Islands
KKR CP S.à r.l.	Luxembourg
KKR Creation Co-Invest GP LLC	Delaware
KKR Credit Accelerator LLC	Delaware
KKR Credit Accelerator S.à r.l.	Luxembourg
KKR Credit Advisors (EMEA) LLP	England & Wales
KKR Credit Advisors (Hong Kong) Limited	Hong Kong
KKR Credit Advisors (Ireland) Unlimited Company	Ireland
KKR Credit Advisors (Singapore) Pte. Ltd.	Singapore
KKR Credit Advisors (UK) LLP	England & Wales
KKR Credit Advisors (US) LLC	Delaware
KKR Credit Associates Accelerator SCSp	Luxembourg
Page | 11

Name	Jurisdiction
KKR Credit Fund Advisors LLC	Delaware
KKR Credit Partners GP LLC	Delaware
KKR Credit Select Limited	Cayman Islands
KKR Cretaceous Co-Invest GP LLC	Delaware
KKR CS Advisors I LLC	Delaware
KKR CS I Limited	Cayman Islands
KKR CS II Limited	Cayman Islands
KKR CS III Limited	Cayman Islands
KKR CS V LLC	Delaware
KKR CS VIII Investor LLC	Delaware
KKR CS VIII Limited	Cayman Islands
KKR CS IX Limited	Cayman Islands
KKR CS X Limited	Cayman Islands
KKR Custom Equity Opportunities (AIV) Limited	Cayman Islands
KKR Custom Equity Opportunities Limited	Cayman Islands
KKR Cyprus Holdings LLC	Delaware
KKR Cyrus Co-Invest GP LLC	Delaware
KKR Dance Co-Invest GP LLC	Delaware
KKR DAV Manager LLC	Delaware
KKR DBFH LLC	Delaware
KKR DBMH LLC	Delaware
KKR de Mexico, S.C.	Mexico
KKR Denali Co-Invest GP LLC	Delaware
KKR Devonshire Co-Invest GP LLC	Delaware
KKR Digital Scale SPV LLC	Delaware
KKR Dino Co-Invest GP LLC	Delaware
KKR Dislocation Opportunities Limited	Cayman Islands
KKR Dislocation Opportunities S.à r.l.	Luxembourg
KKR Diversified Core Infrastructure Limited	Cayman Islands
KKR Diversified Core Infrastructure S.à r.l.	Luxembourg
KKR Diversified Private Markets GP Holdings Limited	Cayman Islands
KKR Dragon Co-Invest GP LLC	Delaware
KKR E2 Limited	Cayman Islands
KKR Eagle Aggregator GP Limited	Cayman Islands
KKR Eagle Co-Invest GP Limited	Cayman Islands
KKR Ear Co-Invest GP LLC	Delaware
KKR Easel Co-Invest GP LLC	Delaware
KKR EIGF Feeder GP Limited	Cayman Islands
KKR EIGF II LLC	Delaware
KKR EIGF LLC	Delaware
KKR Eight Mile Co-Invest GP LLC	Delaware
KKR Elbe Co-Invest GP LLC	Delaware
KKR Empire REPA IV LLC	Delaware
KKR Energy Assets Manager LLC	Delaware
KKR Energy HF Stake II Limited	Cayman Islands
KKR Energy HF Stake III Limited	Cayman Islands
KKR Energy HF Stake Limited	Cayman Islands
KKR Energy Investors Blocker GP Limited	Cayman Islands
Page | 12

Name	Jurisdiction
KKR Enhanced European Direct Lending S.à r.l.	Luxembourg
KKR Enhanced US Direct Lending S.à r.l.	Luxembourg
KKR Enterprise Co-Invest AIV A GP LLC	Delaware
KKR Enterprise Co-Invest AIV B GP LLC	Delaware
KKR Enterprise Co-Invest GP LLC	Delaware
KKR Enterprise Debt Aggregator A GP LLC	Delaware
KKR Enterprise Debt Aggregator B GP LLC	Delaware
KKR Europe LLC	Delaware
KKR Europe II Limited	Cayman Islands
KKR Europe III Limited	Cayman Islands
KKR Europe IV EEA Limited	Cayman Islands
KKR Europe IV EEA LLC	Delaware
KKR Europe IV Investments GP Limited	Cayman Islands
KKR Europe IV Limited	Cayman Islands
KKR Europe V Holdings Limited	Cayman Islands
KKR Europe V Holdings LLC	Delaware
KKR Europe V S.à r.l.	Luxembourg
KKR Europe VI ESC SBS GP LLC	Delaware
KKR Europe VI LLC	Delaware
KKR Europe VI S.à r.l.	Luxembourg
KKR European Direct Lending LLC	Delaware
KKR European Direct Lending S.à r.l.	Luxembourg
KKR European Fund IV Investments L.P.	Cayman Islands
KKR European Infrastructure Limited	Cayman Islands
KKR European Infrastructure LLC	Delaware
KKR EVI French Associates LLC	Delaware
KKR FH Investment Limited	Cayman Islands
KKR FI Advisors Cayman Ltd.	Cayman Islands
KKR FI Advisors LLC	Delaware
KKR Fidelio Co-Invest GP LLC	Delaware
KKR Finance LLC	Delaware
KKR Financial Advisors II, LLC	Delaware
KKR Financial Advisors IV LLC	Delaware
KKR Financial Advisors LLC	Delaware
KKR Financial Capital Trust I	Delaware
KKR Financial Capital Trust II	Delaware
KKR Financial Capital Trust III	Delaware
KKR Financial Capital Trust IV	Delaware
KKR Financial Capital Trust V	Delaware
KKR Financial Capital Trust VI	Delaware
KKR Financial CLO Holdings II LLC	Delaware
KKR Financial CLO Holdings, LLC	Delaware
KKR Financial Holdings HedgeCo LLC	Cayman Islands
KKR Financial Holdings II, Ltd.	Cayman Islands
KKR Financial Holdings III, LLC	Delaware
KKR Financial Holdings III, Ltd.	Cayman Islands
KKR Financial Holdings LLC	Delaware
KKR Financial Holdings, Inc.	Delaware
Page | 13

Name	Jurisdiction
KKR Financial Holdings, Ltd.	Cayman Islands
KKR Financial Management LLC	Delaware
KKR Fitness Co-Invest GP LLC	Delaware
KKR FSK Aggregator (Unlev) GP LLC	Delaware
KKR FSK Aggregator GP LLC	Delaware
KKR FSK Co-Invest (Unlev) GP LLC	Delaware
KKR FSK Co-Invest GP LLC	Delaware
KKR Fund Administration LLC	Delaware
KKR Game Changer Co-Invest GP LLC	Delaware
KKR Gameday Co-Invest GP LLC	Delaware
KKR Gamma Co-Invest GP LLC	Delaware
KKR Gamma Series B GP LLC	Delaware
KKR Gaudi Investors LLC	Delaware
KKR GCOF Access Fund Funding GP Limited	Cayman Islands
KKR GCOF Access Fund Holding GP Limited	Cayman Islands
KKR Gem Co-Invest GP LLC	Delaware
KKR Genetic Disorder GP LLC	Delaware
KKR GFIP Limited	Cayman Islands
KKR Global Climate AIV GP LLC	Delaware
KKR Global Climate S.à r.l.	Luxembourg
KKR Global Credit Dislocation GP LLC	Delaware
KKR Global Credit Opportunities Access Fund GP Limited	Cayman Islands
KKR Global Credit Opportunities Access Fund GP Pte. Ltd.	Singapore
KKR Global Impact Fund Holdings Limited	Cayman Islands
KKR Global Impact Fund II LLC	Delaware
KKR Global Impact II ESC SBS GP LLC	Delaware
KKR Global Impact II Private Investors GP LLC	Delaware
KKR Global Impact II S.à r.l.	Luxembourg
KKR Global Impact S.à r.l.	Luxembourg
KKR Global Infrastructure IV Private Investors GP LLC	Delaware
KKR Glory (KPE) Limited	Cayman Islands
KKR GMO GP Limited	Cayman Islands
KKR GMO II Holdings L.P.	Cayman Islands
KKR GMO II Holdings Limited	Cayman Islands
KKR GMO II US Holdings LLC	Delaware
KKR Goldfinch GP LLC	Delaware
KKR GP Credit 2023 S.à r.l.	Luxembourg
KKR GP Hedge Limited	Cayman Islands
KKR GP HoldCo (Shanghai) Enterprise Management Co., Ltd.	China
KKR Group Assets GP LLC	Delaware
KKR Group Assets II GP LLC	Delaware
KKR Group Assets III GP LLC	Delaware
KKR Group Assets Holdings L.P.	Delaware
KKR Group Assets Holdings II L.P.	Delaware
KKR Group Assets Holdings III L.P.	Delaware
KKR Group Co. Inc.	Delaware
KKR Group Finance Co. Holdings Limited	Cayman Islands
KKR Group Finance Co. LLC	Delaware
Page | 14

Name	Jurisdiction
KKR Group Finance Co. II LLC	Delaware
KKR Group Finance Co. III LLC	Delaware
KKR Group Finance Co. IV LLC	Delaware
KKR Group Finance Co. V LLC	Delaware
KKR Group Finance Co. VI LLC	Delaware
KKR Group Finance Co. VII LLC	Delaware
KKR Group Finance Co. VIII LLC	Delaware
KKR Group Finance Co. IX LLC	Delaware
KKR Group Finance Co. X LLC	Delaware
KKR Group Finance Co. XI LLC	Delaware
KKR Group Finance Co. XII LLC	Delaware
KKR Group Finance Co. XIII LLC	Delaware
KKR Group Holdings Corp.	Delaware
KKR Group Holdings L.P.	Delaware
KKR Group Partnership L.P.	Cayman Islands
KKR GV Co-Invest GP LLC	Delaware
KKR HALO I Limited	Cayman Islands
KKR Hathor Co-Invest GP LLC	Delaware
KKR HCSG GP AIV LLC	Delaware
KKR HCSG GP LLC	Delaware
KKR HCSG II AIV GP LLC	Delaware
KKR HCSG II AIV Holdings LLC	Delaware
KKR HCSG II S.à r.l.	Luxembourg
KKR HF LP Limited	Cayman Islands
KKR Holdco LLC	Delaware
KKR Holdings Mauritius, Ltd.	Mauritius
KKR Horizon Co-Invest GP LLC	Delaware
KKR Husky Co-Invest GP LLC	Delaware
KKR HY Holdings LLC	Delaware
KKR HY LLC	Delaware
KKR HY Owner LLC	Delaware
KKR Icon Co-Invest GP LLC	Delaware
KKR IFI GP L.P.	Cayman Islands
KKR IFI Limited	Cayman Islands
KKR IKPMF Alternative Holdings LLC	Delaware
KKR ILP LLC	Delaware
KKR Inception Co-Invest GP LLC	Delaware
KKR India Advisors Private Limited	India
KKR India Finance Holdings LLC	Delaware
KKR India Financial Investments Pte. Ltd.	Singapore
KKR India LLC	Delaware
KKR India Reconstruction Pte. Ltd.	Singapore
KKR India Roads Co-Invest GP LLC	Delaware
KKR Indigo Co-Invest GP LLC	Delaware
KKR Indigo Equity Partners GP LLC	Delaware
KKR Infinity Asia Co-Invest GP LLC	Delaware
KKR Infrastructure (AIV) GP LLC	Delaware
KKR Infrastructure II AIV GP LLC	Delaware
Page | 15

Name	Jurisdiction
KKR Infrastructure II EEA Limited	Cayman Islands
KKR Infrastructure II EEA LLC	Delaware
KKR Infrastructure II Limited	Cayman Islands
KKR Infrastructure III AIV S.à r.l.	Luxembourg
KKR Infrastructure III Holdings AIV Limited	Cayman Islands
KKR Infrastructure III Holdings Limited	Cayman Islands
KKR Infrastructure III S.à r.l.	Luxembourg
KKR Infrastructure IV AIV LLC	Delaware
KKR Infrastructure IV Holdings AIV Limited	Cayman Islands
KKR Infrastructure IV Holdings Limited	Cayman Islands
KKR Infrastructure IV S.à r.l.	Luxembourg
KKR Infrastructure Limited	Cayman Islands
KKR Infrastructure V AIV LLC	Delaware
KKR Infrastructure V S.à r.l.	Luxembourg
KKR Ingrid Co-Invest GP Limited	Cayman Islands
KKR Investment Advisory (Shanghai) LLC	China
KKR Investment Advisory (Zhuhai Hengqin) Company Limited	China
KKR Investment Consultancy (Beijing) Company Limited	China
KKR Investment Holdings I (Mauritius), Ltd.	Mauritius
KKR Investment Management (Hainan) Co., Ltd.	China
KKR Investment Management (Shanghai) Co., Ltd.	China
KKR Investment Management LLC	Delaware
KKR Investments LLC	Delaware
KKR Irish Holdings SPC Limited	Cayman Islands
KKR Irish Parent S.à r.l.	Luxembourg
KKR IUH LLC	Delaware
KKR Japan Limited	Japan
KKR Keats Infrastructure Co-Investments V GP Limited	Cayman Islands
KKR ROX II S.à r.l.	Luxembourg
KKR Knox (Panther Holdings) LLC	Delaware
KKR Korea Limited Liability Corporation	Korea, Republic of
KKR KP SP GP LLC	Delaware
KKR KPE LLC	Delaware
KKR KREF Feeder GP LLC	Delaware
KKR Landmark Partners GP AIV LLC	Delaware
KKR Landmark Partners GP Limited	Cayman Islands
KKR Latin America LLC	Delaware
KKR Lending Europe GP Limited	Cayman Islands
KKR Lending Europe GP LLP	Guernsey
KKR Lending Europe II Holdings Limited	Cayman Islands
KKR Lending Europe II S.à r.l.	Luxembourg
KKR Lending Europe III Holdings LLC	Delaware
KKR Lending Europe III S.à r.l.	Luxembourg
KKR Lending Europe Limited	Cayman Islands
KKR Lending GP LLC	Delaware
KKR Lending II GP LLC	Delaware
KKR Lending III GP LLC	Delaware
KKR Lending IV GP LLC	Delaware
Page | 16

Name	Jurisdiction
KKR Lending IV S.à r.l.	Luxembourg
KKR Leo Co-Invest GP LLC	Delaware
KKR Leo I Co-Invest GP LLC	Delaware
KKR Libertas Co-Invest GP LLC	Delaware
KKR Lion Financing L.P.	Delaware
KKR Lion Holdings LLC	Delaware
KKR Loan Administration Services LLC	Delaware
KKR Lone Star (CFV) GP LLC	Delaware
KKR Lorca Co-Invest GP LLC	Delaware
KKR LR Energy Limited	Cayman Islands
KKR Luna Co-Invest GP LLC	Delaware
KKR Luna II Debt Co-Invest GP LLC	Delaware
KKR Luxembourg S.à r.l.	Luxembourg
KKR Mackellar Partners GP Limited	Cayman Islands
KKR Magnitude GP LLC	Delaware
KKR Magnolia Holdings LLC	Cayman Islands
KKR Malaga Co-Invest GP LLC	Delaware
KKR Management Hedge Limited	Cayman Islands
KKR Matterhorn Co-Invest GP Limited	Cayman Islands
KKR Mauritius PE Investments I, Ltd.	Mauritius
KKR Maven GP Limited	Cayman Islands
KKR Maven I SLP Limited	Cayman Islands
KKR Maven II SLP Limited	Cayman Islands
KKR Maybach Co-Invest GP Limited	Cayman Islands
KKR Melange Co-invest GP LLC	Delaware
KKR Melwood Co-Invest GP LLC	Delaware
KKR MENA Holdings LLC	Delaware
KKR MENA Limited	Dubai International Financial Centre
KKR Meridian Co-Invest GP Limited	Cayman Islands
KKR Metro Co-Invest GP LLC	Delaware
KKR Mexico LLC	Delaware
KKR Mezzanine GP LLC	Delaware
KKR Mezzanine I Advisors LLC	Delaware
KKR Mezzanine Offshore Feeder I GP Limited	Cayman Islands
KKR MIC Asia GP Limited	Cayman Islands
KKR MIC Asia Holdings LLC	Delaware
KKR MIC JDP GP Limited	Cayman Islands
KKR MIC JDP Lux GP SCSp	Luxembourg
KKR MIC JDP S.à r.l.	Luxembourg
KKR Millennium GP LLC	Delaware
KKR Millennium Limited	Cayman Islands
KKR Milton Real Assets Strategic Limited	Cayman Islands
KKR Milton Real Estate Limited	Cayman Islands
KKR Milton Strategic Limited	Cayman Islands
KKR MMI Holdings GP Limited	Cayman Islands
KKR MN GP LLC	Delaware
KKR Modena Co-Invest GP LLC	Delaware
KKR Mountain Co-Invest GP LLC	Delaware
Page | 17

Name	Jurisdiction
KKR Multi-Asset Class Fund, a sub-fund of KKR Multi-Asset Class ICAV	Ireland
KKR Music (RMB) GP Co (Shanghai) Enterprise Management Co., Ltd.	China
KKR Neon Aggregator GP LLC	Delaware
KKR Neon Co-Invest GP LLC	Delaware
KKR Nest Co-Invest GP LLC	Delaware
KKR Nevada Ventures LLC	Cayman Islands
KKR Next Gen Tech Fund II Holdings Limited	Cayman Islands
KKR Next Gen Tech Fund III LLC	Delaware
KKR Next Gen Tech Growth AIV LLC	Delaware
KKR Next Gen Tech Growth Limited	Cayman Islands
KKR NGT EEA Limited	Cayman Islands
KKR NGT EEA LLC	Delaware
KKR NGT II GP AIV LLC	Delaware
KKR NGT II S.à r.l.	Luxembourg
KKR NGT III ESC SBS GP LLC	Delaware
KKR NGT III S.à r.l.	Luxembourg
KKR Night Heron GP Limited	Cayman Islands
KKR Nimbus Co-Invest GP LLC	Delaware
KKR Ninja Co-Invest GP LLC	Delaware
KKR Nitro Holdings Limited	Cayman Islands
KKR Noah GP Associates Limited	Cayman Islands
KKR Nordics AB	Sweden
KKR North America Fund XI Brazil GP LLC	Delaware
KKR North America XI AIV GP LLC	Delaware
KKR North America XI Limited	Cayman Islands
KKR North America XIII AIV GP LLC	Delaware
KKR North America XIII AIV Holdings LLC	Delaware
KKR North America XIII Holdings Limited	Cayman Islands
KKR North America XIII Private Investors GP LLC	Delaware
KKR North America XIII S.à r.l.	Luxembourg
KKR North America XIV Private Investors GP LLC	Delaware
KKR North America XIV S.à r.l.	Luxembourg
KKR NR I LLC	Delaware
KKR NR II LLC	Delaware
KKR NR Investors I-A GP LLC	Delaware
KKR NZSF Limited	Cayman Islands
KKR Oak Co-Invest GP LLC	Delaware
KKR Oculus Co-Invest GP LLC	Delaware
KKR Olive Co-Invest GP LLC	Delaware
KKR Olympus Co-Invest GP LLC	Delaware
KKR Olympus Co-Invest I GP LLC	Delaware
KKR Omega Co-Invest GP LLC	Delaware
KKR Opportunities (Domestic) Fund II SCSp	Luxembourg
KKR Opportunities II LLC	Delaware
KKR Opportunities II S.à r.l.	Luxembourg
KKR Opportunities III S.à r.l.	Luxembourg
Page | 18

Name	Jurisdiction
KKR Optics Co-Invest GP LLC	Delaware
KKR Oracle Holdings LLC	Delaware
KKR Pacer Holdings GP Limited	Cayman Islands
KKR Pacer Holdings L.P.	Cayman Islands
KKR Palette Co-Invest GP LLC	Delaware
KKR Panda Infrastructure V Holdings GP LLC	Delaware
KKR Panther Co-Invest GP LLC	Delaware
KKR Parrot Co-Invest GP Limited	Cayman Islands
KKR Partners IV GP LLC	Delaware
KKR Patagonia Co-Invest GP LLC	Delaware
KKR PCOP II (EEA) Limited	Cayman Islands
KKR PCOP II (EEA) LLC	Delaware
KKR PCOP II (Offshore) Limited	Cayman Islands
KKR PCOP II GP LLC	Delaware
KKR Pearl Co-Invest GP LLC	Delaware
KKR Pebble Co-Invest GP LLC	Delaware
KKR Pegasus Co-Invest GP LLC	Delaware
KKR PEI Associates L.P.	Cayman Islands
KKR PEI GP Limited	Cayman Islands
KKR PEI Investments, L.P.	Cayman Islands
KKR PEI Opportunities GP, Ltd.	Cayman Islands
KKR PEI Opportunities, L.P.	Cayman Islands
KKR PEI Securities Holdings, Ltd.	Cayman Islands
KKR Percival Co-Invest GP LLC	Delaware
KKR Phoenix 1 Co-Invest GP LLC	Delaware
KKR Phorm Investors GP LLC	Delaware
KKR Pikak Co-Invest AUD GP LLC	Delaware
KKR Pikak Co-Invest USD GP LLC	Delaware
KKR Pinnacle Co-Invest GP LLC	Delaware
KKR PIP GP LLC	Delaware
KKR Planets Co-Invest GP LLC	Delaware
KKR Platinum Co-Invest Blocker Parent GP LLC	Delaware
KKR Platinum Co-Invest GP LLC	Delaware
KKR Portfolio Services GP S.à r.l.	Luxembourg
KKR Portfolio Services Holdings LLC	Delaware
KKR Poseidon Co-Invest GP LLC	Delaware
KKR Precise Co-Invest GP LLC	Delaware
KKR Principal Opportunities (Domestic) Limited	Cayman Islands
KKR Principal Opportunities (Offshore) Limited	Cayman Islands
KKR Principal Opportunities AIV (Domestic) Limited	Cayman Islands
KKR Principal Opportunities AIV (Offshore) Limited	Cayman Islands
KKR Principal Opportunities II (Domestic) Limited	Cayman Islands
KKR Principal Opportunities II (Offshore) Limited	Cayman Islands
KKR Proof Co-Invest GP LLC	Delaware
KKR Property Partners Americas Limited	Cayman Islands
KKR Property Partners Americas S.à r.l.	Luxembourg
KKR Property Partners Europe (EUR) SCSp	Luxembourg
KKR Property Partners Europe FragCo 1 LLC	Delaware
Page | 19

Name	Jurisdiction
KKR Property Partners Europe FragCo 2 LLC	Delaware
KKR Property Partners Europe FragCo 3 LLC	Delaware
KKR Property Partners Europe FragCo 4 LLC	Delaware
KKR Property Partners Europe FragCo 5 LLC	Delaware
KKR Property Partners Europe FragCo 6 LLC	Delaware
KKR Property Partners Europe FragCo 7 LLC	Delaware
KKR Property Partners Europe FragCo 8 LLC	Delaware
KKR Property Partners Europe FragCo 9 LLC	Delaware
KKR Property Partners Europe FragCo 10 LLC	Delaware
KKR Property Partners Europe FragCo 11 LLC	Delaware
KKR Property Partners Europe Holdings LLC	Delaware
KKR Property Partners Europe S.à r.l.	Luxembourg
KKR Prosvasi 2022 GP LLC	Delaware
KKR Quartz Co-Invest GP LLC	Delaware
KKR Radar LLC	Cayman Islands
KKR Rainbow Co-Invest (Asset) GP LLC	Delaware
KKR Rainbow Co-Invest (India) GP LLC	Delaware
KKR Ramky Co-Invest GP Limited	Cayman Islands
KKR Ranger Co-Invest GP Limited	Cayman Islands
KKR RCP Europe II LLC	Delaware
KKR RCP Europe II S.à r.l.	Luxembourg
KKR RCP Europe Limited	Cayman Islands
KKR RCP Europe S.à r.l.	Luxembourg
KKR RE Asia Limited	Cayman Islands
KKR RE Asia S.à r.l.	Luxembourg
KKR Real Assets Korea Limited Liability Corporation	Korea, Republic of
KKR Real Estate Credit Manager LLC	Delaware
KKR Real Estate Finance Manager LLC	Delaware
KKR RECOI (Cayman) Limited	Cayman Islands
KKR RECOI (Singapore) Pte. Ltd.	Singapore
KKR RECOP Aggregator (AIV) GP LLC	Delaware
KKR RECOP Aggregator GP LLC	Delaware
KKR RECOP II GP Limited	Cayman Islands
KKR Redwood Co-Invest GP LLC	Delaware
KKR REFT Asset Holdings LLC	Delaware
KKR REFT Holdings GP LLC	Delaware
KKR REFT Holdings L.P.	Delaware
KKR Registered Advisor LLC	Delaware
KKR REIGN Sponsor GP Limited	Cayman Islands
KKR Renovate Co-Invest GP LLC	Delaware
KKR REPA AIV-3 GP LLC	Delaware
KKR REPA AIV-5 GP Ltd.	Cayman Islands
KKR REPA GP LLC	Delaware
KKR REPA II (AIP 2) LLC	Delaware
KKR REPA II (AIP 3) LLC	Delaware
KKR REPA II GP LLC	Delaware
KKR REPA II GP2 LLC	Delaware
KKR REPA III (AIP V) LLC	Delaware
Page | 20

Name	Jurisdiction
KKR REPA III (AIV I) LLC	Delaware
KKR REPA III (UP (A)) LLC	Delaware
KKR REPA III Feeder GP (K) LLC	Delaware
KKR REPA III Holdings Limited	Cayman Islands
KKR REPA III S.à r.l.	Luxembourg
KKR REPA III UP (B) LLC	Delaware
KKR REPA IV (AIP VI) LLC	Delaware
KKR REPA IV LLC	Delaware
KKR REPA IV S.à r.l.	Luxembourg
KKR REPE EEA Limited	Cayman Islands
KKR REPE EEA LLC	Delaware
KKR REPE GP Limited	Cayman Islands
KKR REPE II Feeder GP (K) LLC	Delaware
KKR REPE II Limited	Cayman Islands
KKR REPE II S.à r.l.	Luxembourg
KKR REPE III LLC	Delaware
KKR REPE III S.à r.l.	Luxembourg
KKR REPE III UK REIT AIV GP LLC	Delaware
KKR RESDOC GP LLC	Delaware
KKR RESTAC GP LLC	Delaware
KKR Revolving Credit Associates II L.P.	Cayman Islands
KKR Revolving Credit Partners II Limited	Cayman Islands
KKR Rise Co-Invest GP LLC	Delaware
KKR RMB Fund LLC	Delaware
KKR Robin Co-Invest GP LLC	Delaware
KKR Rock Co-Invest GP LLC	Delaware
KKR ROX II Feeder GP (K) LLC	Delaware
KKR ROX II Holdings LLC	Delaware
KKR RTV Manager 3 LLC	Delaware
KKR RTV Manager LLC	Delaware
KKR Ruby Co-Invest GP LLC	Delaware
KKR SA Master GP Limited	Cayman Islands
KKR Sandy Co-Invest GP LLC	Delaware
KKR Sansibar Co-Invest GP LLC	Delaware
KKR Saudi Company (Closed Joint Stock Company)	Saudi Arabia
KKR Scissor-Tail Credit Fund Manager LLC	Delaware
KKR Secure Co-Invest GP LLC	Delaware
KKR Senior Floating Rate Income GP Limited	Cayman Islands
KKR Shadow Co-Invest GP LLC	Delaware
KKR Sigma Co-Invest GP Limited	Cayman Islands
KKR Singapore Pte. Ltd.	Singapore
KKR Sirius Co-Invest GP LLC	Delaware
KKR Skagit Co-Invest GP LLC	Delaware
KKR Skyline Co-Invest GP LLC	Delaware
KKR Solutions (Lux) S.à r.l.	Luxembourg
KKR Solutions (US) LLC	Delaware
KKR Solutions Associates (US) L.P.	Delaware
KKR Sonar LLC	Delaware
Page | 21

Name	Jurisdiction
KKR Spark II (RMB) GP Co (Shanghai) Enterprise Management Co., Ltd.	China
KKR Spark II GP LLC	Delaware
KKR Spark II SBS GP LLC	Delaware
KKR Spark Power Holdings I (Mauritius), Ltd.	Mauritius
KKR Special Acquisition Holdings GP LLC	Delaware
KKR Special Acquisition Holdings L.P.	Delaware
KKR Special Situations (Domestic) II Limited	Cayman Islands
KKR Special Situations (Domestic) Limited	Cayman Islands
KKR Special Situations (Offshore) II Limited	Cayman Islands
KKR Special Situations (Offshore) Limited	Cayman Islands
KKR SPN GP Limited	Cayman Islands
KKR Sprint Co-Invest GP LLC	Delaware
KKR Spur Co-Invest GP LLC	Delaware
KKR Square GP Limited	Cayman Islands
KKR Star Co-Invest GP LLC	Delaware
KKR Starlight Co-Invest GP Limited	Cayman Islands
KKR Stellar Co-Invest GP LLC	Delaware
KKR STG Co-Invest GP LLC	Delaware
KKR Strada Co-Invest GP LLC	Delaware
KKR Strategic Capital Institutional Fund, Ltd.	Cayman Islands
KKR Strategic Capital Management, L.L.C.	Delaware
KKR Streaming Aggregator GP Limited	Cayman Islands
KKR Subordinated Credit Holdings LLC	Delaware
KKR Sunrise Co-Invest GP LLC	Delaware
KKR Supernova Co-Invest GP LLC	Delaware
KKR Switzerland GmbH	Switzerland
KKR Tactical Private Credit LLC	Delaware
KKR Tactical Private Credit US I LLC	Delaware
KKR Tactical Private Credit US II LLC	Delaware
KKR Tactical Private Credit US III LLC	Delaware
KKR Tactical Private Credit US IV LLC	Delaware
KKR Tailor Co-Invest GP LLC	Delaware
KKR Tailor Two Co-Invest GP LLC	Delaware
KKR Talk Co-Invest GP Limited	Cayman Islands
KKR Tango Co-Invest GP LLC	Delaware
KKR Taurus Co-Invest GP Limited	Cayman Islands
KKR TE Seeder LLC	Delaware
KKR Teemo Co-Invest GP LLC	Delaware
KKR TFO GP Limited	Cayman Islands
KKR Thor Co-Invest GP LLC	Delaware
KKR Tinder Co-Invest GP LLC	Delaware
KKR TMK Opp Real Estate Credit SP LLC	Cayman Islands
KKR Topaz LLC	Delaware
KKR Traviata Co-Invest GP LLC	Delaware
KKR TRS Holdings, Ltd.	Cayman Islands
KKR TV SPN GP Limited	Cayman Islands
KKR UCI Manco S.à r.l.	Luxembourg
Page | 22

Name	Jurisdiction
KKR Uno LLC	Delaware
KKR Upstream Associates LLC	Delaware
KKR Upstream LLC	Delaware
KKR US CLO Equity Associates II Ltd.	Cayman Islands
KKR US CLO Equity Associates III Ltd.	Cayman Islands
KKR US CLO Equity Associates IV Ltd.	Cayman Islands
KKR US CLO Equity Associates Ltd.	Cayman Islands
KKR US Direct Lending LLC	Delaware
KKR US Direct Lending S.à r.l.	Luxembourg
KKR Viking Co-Invest GP Limited	Delaware
KKR Vision Investors GP LLC	Delaware
KKR Warrior Co-Invest GP LLC	Delaware
KKR Willow Co-Invest GP LLC	Delaware
KKR Wolverine I Sponsor LLC	Delaware
KKR X-Ray Co-Invest GP LLC	Delaware
KKR YC AIV-1 Associates L.P.	Delaware
KKR YC Associates GP L.P.	Cayman Islands
KKR YC Associates GP Limited	Cayman Islands
KKR YC Associates L.P.	Cayman Islands
KKR Zinc Co-Invest GP LLC	Delaware
KKR-Barmenia EDL Associates SCSp	Luxembourg
KKR-Barmenia EDL Holdings Limited	Cayman Islands
KKR-Barmenia EDL S.à r.l.	Luxembourg
KKR-DUS EDL Associates SCSp	Luxembourg
KKR-DUS EDL Holdings Limited	Cayman Islands
KKR-DUS EDL S.à r.l.	Luxembourg
KKR-Engineers GP LLC	Delaware
KKR-Generali Associates SCSp	Luxembourg
KKR-Generali Holdings Limited	Cayman Islands
KKR-Generali S.à r.l.	Luxembourg
KKR-Income Holdings LLC	Delaware
KKR-Income Trust Associates SCSp	Luxembourg
KKR-Income Trust GP S.à r.l.	Luxembourg
KKR-Jesselton HIF Credit Partners GP Limited	Cayman Islands
KKR-Keats Asia Infrastructure Strategic Equity Co-Investment Fund GP Limited	Cayman Islands
KKR-KEATS Associates Pipeline II L.P.	Cayman Islands
KKR-Keats Associates Pipeline L.P.	Delaware
KKR-KEATS Pipeline II Limited	Cayman Islands
KKR-Keats Pipeline LLC	Delaware
KKR-Keats Strategic Equity Co-Investment Fund GP Limited	Cayman Islands
KKR-Kultala Co-Investments GP Limited	Cayman Islands
KKR-LON Credit Strategies Associates SCSp	Luxembourg
KKR-LON Credit Strategies Holdings Limited	Cayman Islands
KKR-LON CS S.à r.l.	Luxembourg
KKR-MM Vector GP LLC	Delaware
KKR-NWM GP Limited	Cayman Islands
KKR-NYC Credit A GP LLC	Delaware
Page | 23

Name	Jurisdiction
KKR-NYC Credit B GP LLC	Delaware
KKR-NYC Credit C GP LLC	Delaware
KKR-NYC SP GP MH LLC	Delaware
KKR-UWF Direct Lending GP LLC	Delaware
KKR-YUC GP Limited	Cayman Islands
Kohlberg Kravis Roberts & Co. (International) Partners LLP	Delaware
Kohlberg Kravis Roberts & Co. L.P.	Delaware
Kohlberg Kravis Roberts & Co. Ltd	England & Wales
Kohlberg Kravis Roberts & Co. Partners LLP	England & Wales
Kohlberg Kravis Roberts & Co. SAS	France
Kohlberg Kravis Roberts (España) Asesores SL	Spain
Kohlberg Kravis Roberts GmbH	Germany
KRE C plus Finnish (Alfred) Co-Invest GP LLC	Delaware
KRE C plus Wembley Towers Co-Invest GP LLC	Delaware
KRE C plus Wembley Towers Co-Invest II GP LLC	Delaware
KRE C plus Wembley Towers Co-Invest III GP LLC	Delaware
KRE Campus Co-Invest GP LLC	Delaware
KRE Exchange Co-Invest GP LLC	Delaware
KRE REPE III UK REIT GP LLC	Delaware
KRE Summer Co-Invest GP LLC	Delaware
KRE Summit Co-Invest GP LLC	Delaware
Kreate Asset Management Co.,Ltd.	Korea, Republic of
KSERIES USRPHC Holdings LLC	Delaware
L1 Investment GP LLC	Delaware
Lightning 2021-1 Holdings LLC	Delaware
Lightning 2021-1 KKR Investors L.P.	Ontario
LK Investment GP LLC	Delaware
Machine Investors GP Limited	Cayman Islands
Magic Investors GP LLC	Delaware
Mastiff Investment Holdings GP LLC	Delaware
Mastiff Investment Holdings L.P.	Delaware
NAV Solar Holdco LLC	Delaware
Olive Debt Aggregator A GP LLC	Delaware
Pacova Limited	Jersey
Panda 2025 Holdings LLC	Delaware
Panda Financing L.P.	Delaware
Panda KKR Investors L.P.	Delaware
Panther Investment Holdings GP LLC	Delaware
Pioneer SPV Associates L.P.	Cayman Islands
Pioneer SPV GP Limited	Cayman Islands
Rainier Co-Investments GP Limited	Cayman Islands
Raptor Investment Aggregator LLC	Cayman Islands
Raptor Investment Holdings GP LLC	Cayman Islands
Renee Holding GP LLC	Delaware
Spiral Holding GP S.à r.l.	Luxembourg
SRPSC India Pvt. Ltd.	India
Stellar Renewable Power LLC	Delaware
Stellar US Asset Co LLC	Delaware
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Name	Jurisdiction
Stellar US Employment Co LLC	Delaware
Stellar US Service Co LLC	Delaware
SY Investment GP LLC	Delaware
SY Investment GP 2 LLC	Delaware
Tailored Opportunistic Credit GP Limited	Cayman Islands
Tapioca View, LLC	Delaware
TEA GP Limited	Cayman Islands
The Global Atlantic Financial Group LLC	Bermuda
Thunderbird 2021-1 Holdings LLC	Delaware
Thunderbird 2021-1 KKR Investors L.P.	Ontario
TL 2021-1 Holdings LLC	Delaware
Uno Co-Invest GP LLC	Delaware
Vector Asset Holdings LLC	Delaware

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